Prospectus, July 1, 2002

Evergreen
Institutional Money Market Funds

Evergreen Cash Management Money Market Fund
Evergreen Institutional 100% Treasury Money Market Fund
Evergreen Institutional Money Market Fund
Evergreen Institutional Municipal Money Market Fund
Evergreen Institutional Treasury Money Market Fund
Evergreen Institutional U.S. Government Money Market Fund
Institutional Service shares
The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

FUND RISK/RETURN SUMMARIES:

Overview of Fund Risks
Evergreen Cash Management Money Market Fund
Evergreen Institutional 100% Treasury Money Market Fund
Evergreen Institutional Money Market Fund
Evergreen Institutional Municipal Money Market Fund
Evergreen Institutional Treasury Money Market Fund
Evergreen Institutional U.S. Government Money Market Fund

GENERAL INFORMATION:

The Funds' Investment Advisor
Calculating the Share Price
How to Choose an Evergreen Fund
How to Buy Shares (Institutional 100% Treasury Money Market Fund and Institutional Municipal Money Market Fund)
How to Buy Shares (Cash Management Money Market Fund, Institutional Money Market Fund, Institutional Treasury Money Market Fund and Institutional U.S. Government Money Market Fund)
How to Redeem Shares (Institutional 100% Treasury Money Market Fund and Institutional Municipal Money Market Fund)
How to Redeem Shares (Cash Management Money Market Fund, Institutional Money Market Fund, Institutional Treasury Money Market Fund and Institutional U.S. Government Money Market Fund)
Other Services
The Tax Consequences of Investing in the Funds
Fees and Expenses of the Funds
Financial Highlights
Other Fund Practices

In general,

the Funds included in this prospectus provide investors with a selection of investment alternatives which seek a high rate of current income consistent with stability of principal and liquidity. Evergreen Institutional Municipal Money Market Fund also seeks current income which is exempt from federal income tax.

Fund Summaries Key

Each Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

RISK FACTORS

What are the specific risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

EXPENSES

How much does it cost to invest in the Fund?

Overview of Fund Risks

Institutional Money Market Funds

typically rely on a combination of the following strategies:

  maintaining $1.00 per share net asset value;
  investing in high quality, short-term money market instruments, including U.S. government securities;
  investing in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments; and
  selling a portfolio investment: i) when the issuer's investment fundamentals begin to deteriorate; ii) to take advantage of more attractive yield opportunities; iii) when the investment no longer appears to meet the Fund's investment objective; iv) when the Fund must meet redemptions; or v) for other investment reasons which the portfolio managers deem necessary.

may be appropriate for investors who:

  are seeking a conservative investment which invests in relatively safe securities;
  are seeking a fund for short-term investment; and
  are seeking liquidity.
Following this overview, you will find information on each Fund's specific investment strategies and risks.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal
  not a deposit with a bank
  not insured, endorsed or guaranteed by the FDIC or any government agency subject to investment risks, including possible loss of your original investment
Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

The following are some of the most important factors that may affect the value of your investment. Other factors may be described in the discussion following this overview:

Interest Rate Risk

When interest rates go up, the value of debt securities tends to fall. Since the Fund invests a significant portion of its portfolio in debt securities, if interest rates rise, then the value of your investment may decline. If interest rates go down, interest earned by the Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk.

Credit Risk

The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since the Fund invests in debt securities, the value of your investment may decline if an issuer fails to pay an obligation on a timely basis. The Fund may also be subject to credit risk to the extent it engages in transactions, such as repurchase agreements, which involve a promise by a third party to honor an obligation to the Fund. Such third party may be unwilling or unable to honor its financial obligations.

Cash Management Money Market Fund

FUND FACTS:

Goals:

  Current Income
  Preservation of Capital
  Liquidity

  Principal Investments:

  Money Market Instruments
  Short-term Corporate Debt Securities

  Class of Shares Offered in this Prospectus:

  Institutional Service

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  NASDAQ Symbol:

  ECSXX

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks to achieve as high a level of current income as is consistent with preserving capital and providing liquidity.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund invests in money market securities including certificates of deposit and bankers’ acceptances, commercial paper, U.S. Treasury obligations, short-term corporate obligations and repurchase agreements determined to present minimal credit risk.

  The Fund invests principally in short-term corporate debt securities. In addition, the Fund may invest in short-term securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may invest up to 30% of its assets in bank certificates of deposit and bankers’ acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks. The Fund may also invest in commercial paper.

  The portfolio managers focus primarily on the interest rate environment in determining which securities to purchase for the portfolio. Generally, in a rising rate environment, the Fund will invest in securities of shorter maturities. If interest rates are high, the Fund will generally invest in securities with longer maturities; however, the Fund will not acquire any security with a remaining maturity of greater than 397 days.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
    Credit Risk
  If the Fund invests in bank certificates of deposit and bankers’ acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks, it could be exposed to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which the Fund invests could adversely affect the dividend yield, total return earned on and the value of your investment. Certain foreign countries have less developed and less regulated banking systems and accounting systems than the U.S.

  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  Since the Fund commenced operations on 3/1/2001, total return information is not available for a full calendar year. Financial information for the Fund from 3/1/2001 through 2/28/2002 is available under "Financial Highlights."

  To obtain current yield information call 1.800.343.2898. Clients with more than $1 million in assets should call 1.800.847.5397.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 2/28/2002.

  You pay no shareholder transaction fees.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses [1]
Institutional Service	0.22%	0.25%	0.17%	0.64%

  1. From time to time, the Fund’s investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these waivers or reimbursements at any time. The Annual Fund Operating Expenses do not reflect fee waivers and expense reimbursements. Including current fee waivers and expense reimbursements, Total Fund Operating Expenses were 0.43%.

  The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

  Example of Fund Expenses
After:
1 year	$ 65
3 years	$ 205
5 years	$ 357
10 years	$ 798

  Institutional 100% Treasury Money Market Fund

  FUND FACTS:

  Goals:

  Stability of Principal
  Current Income

  Principal Investment:

  U.S. Treasury Securities

  Class of Shares Offered in this Prospectus:

  Institutional Service

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  NASDAQ Symbol:

  ESIXX

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks to maintain stability of principal while earning current income.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund will invest only in U.S. Treasury securities, which are high quality debt securities issued by the U.S. Treasury, guaranteed as to principal and interest and supported by the full faith and credit of the U.S. government.

  The portfolio managers focus primarily on the interest rate environment in determining which securities to purchase for the portfolio. Generally, in a rising rate environment, the Fund will invest in securities of shorter maturities. If interest rates are high, the Fund will generally invest in securities with longer maturities; however, the Fund will not acquire any security with a remaining maturity of greater than 397 days.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance is not an indication of future results.

  The table below shows the percentage gain or loss for the Institutional Service shares of the Fund in each calendar year since the Institutional Service shares' inception on 12/23/1997. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses.

  Year-by-Year Total Return for Institutional Service Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
						4.73	4.45	5.65	3.67

Best Quarter:	4th Quarter 2000	+ 1.49%
Worst Quarter:	4th Quarter 2001	+ 0.52%
Year-to-date total return through 3/31/2002 is +0.37%.

  The next table lists the Fund’s average annual total return for Institutional Service shares over the past year and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund.

  Average Annual Total Return
  (for the period ended 12/31/2001)
	Inception Date of Class	1 year	5 year	10 year	Performance Since 12/23/1997
Institutional Service	12/23/1997	3.67%	N/A	N/A	4.63%

  To obtain current yield information call 1.800.343.2898. Clients with more than $1 million in assets should call 1.800.847.5397.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 2/28/2002.

  You pay no shareholder transaction fees.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses [1]
Institutional Service	0.21%	0.25%	0.09%	0.55%

  1. From time to time, the Fund’s investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these waivers or reimbursements at any time. The Annual Fund Operating Expenses do not reflect fee waivers and expense reimbursements. Including current fee waivers and expense reimbursements, Total Fund Operating Expenses were 0.38%.

  The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

  Example of Fund Expenses
After:
1 year	$ 56
3 years	$ 176
5 years	$ 307
10 years	$ 689

  Institutional Money Market Fund

  FUND FACTS:

  Goals:

  High Current Income
  Preservation of Capital
  Liquidity

  Principal Investments:

  Money Market Instruments
  Short-term Corporate Debt Securities

  Class of Shares Offered in this Prospectus:

  Institutional Service

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  NASDAQ Symbol:

  EMSXX

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks to achieve as high a level of current income as is consistent with preserving capital and providing liquidity.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund invests principally in money market securities including short-term corporate debt obligations (such as fixed, variable or floating rate securities), certificates of deposit and bankers' acceptances, commercial paper and repurchase agreements determined to present minimal credit risk.

  In addition, the Fund may invest in U.S. Treasury obligations and short-term securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may invest up to 30% of its assets in bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks. The Fund may also invest in bank obligations.

  The portfolio managers focus primarily on the interest rate environment in determining which securities to purchase for the portfolio. Generally, in a rising rate environment, the Fund will invest in securities of shorter maturities. If interest rates are high, the Fund will generally invest in securities with longer maturities; however, the Fund will not acquire any security with a remaining maturity of greater than 397 days.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
    Credit Risk
  If the Fund invests in bank certificates of deposit and bankers’ acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks, it could be exposed to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which the Fund invests could adversely affect the dividend yield, total return earned on and the value of your investment. Certain foreign countries have less developed and less regulated banking systems and accounting systems than the U.S.

  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance is not an indication of future results.

  The table below shows the percentage gain or loss for the Institutional Service shares of the Fund in each calendar year since the Institutional Service shares' inception on 11/26/1996. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses.

  Year-by-Year Total Return for Institutional Service Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
					5.44	5.36	4.99	6.20	4.00

Best Quarter:	4th Quarter 2000	+ 1.60%
Worst Quarter:	4th Quarter 2001	+ 0.57%
Year-to-date total return through 3/31/2002 is +0.44%.

  The next table lists the Fund’s average annual total return for Institutional Service shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund.

  Average Annual Total Return
  (for the period ended 12/31/2001)
	Inception Date of Class	1 year	5 year	10 year	Performance Since 11/26/1996
Institutional Service	11/26/1996	4.00%	5.19%	N/A	5.20%

  To obtain current yield information call 1.800.343.2898. Clients with more than $1 million in assets should call 1.800.847.5397.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 2/28/2002.

  You pay no shareholder transaction fees.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses
Institutional Service	0.11%	0.25%	0.11%	0.47%

  The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

  Example of Fund Expenses
After:
1 year	$ 48
3 years	$ 151
5 years	$ 263
10 years	$ 591

  Institutional Municipal Money Market Fund

  FUND FACTS:

  Goals:

  High Current Income Exempt from Federal Income Tax
  Preservation of Capital
  Liquidity

  Principal Investment:

  Municipal Money Market Securities

  Class of Shares Offered in this Prospectus:

  Institutional Service

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  NASDAQ Symbol:

  EISXX

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks to achieve as high a level of current income exempt from regular federal income tax, as is consistent with preserving capital and providing liquidity.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund invests at least 80% of its assets in municipal securities (including fixed, variable or floating rate general obligation and revenue bonds; tax, bond and revenue anticipation notes; and commercial paper obligations), the interest from which is exempt from federal income tax, other than the alternative minimum tax.

  The Fund invests in municipal money market securities determined to present minimal credit risk and issued by any U.S. state, the District of Columbia and their political subdivisions. The Fund also invests in tender option bonds, which are demand obligations that bear interest at the prevailing short-term, tax-exempt rate. In determining which securities to purchase for the portfolio, the portfolio managers focus on the supply and demand of the security in the market place as well as the current interest rate environment.

  The Fund may temporarily invest up to 20% of its assets in high quality, short-term taxable securities under one or more of the following circumstances: (a) pending investment of proceeds from the sale of Fund shares or portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. However, the Fund may temporarily invest up to 100% of its assets in taxable securities for defensive purposes, which may result in the Fund not achieving its investment objective.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
    Credit Risk
  Because the taxable money market is a broader and more liquid market and has a greater number of investors, issuers and market makers than the market for short-term, tax-exempt municipal securities, the liquidity of the Fund may not be equal to that of a money market fund which invests exclusively in short-term taxable money market instruments. The more limited marketability of short-term, tax-exempt municipal securities may make it difficult in certain circumstances to dispose of large investments advantageously.

  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance is not an indication of future results.

  The table below shows the percentage gain or loss for the Institutional Service shares of the Fund in each calendar year since the Institutional Service shares' inception on 11/25/1996. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses.

  Year-by-Year Total Return for Institutional Service Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
					3.40	3.35	3.14	4.07	2.65

Best Quarter:	2nd Quarter 2000	+ 1.07%
Worst Quarter:	4th Quarter 2001	+ 0.41%
Year-to-date total return through 3/31/2002 is +0.29%.

  The next table lists the Fund’s average annual total return for Institutional Service shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund.

  Average Annual Total Return
  (for the period ended 12/31/2001)
	Inception Date of Class	1 year	5 year	10 year	Performance Since 11/25/1996
Institutional Service	11/25/1996	2.65%	3.32%	N/A	3.32%

  To obtain current yield information call 1.800.343.2898. Clients with more than $1 million in assets should call 1.800.847.5397.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 2/28/2002.

  You pay no shareholder transaction fees.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses
Institutional Service	0.11%	0.25%	0.13%	0.49%

  The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

  Example of Fund Expenses
After:
1 year	$ 50
3 years	$ 157
5 years	$ 274
10 years	$ 616

  Institutional Treasury Money Market Fund

  FUND FACTS:

  Goals:

  Stability of Principal
  Current Income

  Principal Investments:

  Short-term U.S. Treasury Obligations
  Repurchase Agreements backed by Short-term U.S. Treasury Obligations

  Class of Shares Offered in this Prospectus:

  Institutional Service

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  NASDAQ Symbol:

  EITXX

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks to maintain stability of principal while earning current income.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund will normally invest at least 80% of its assets in short-term U.S. Treasury obligations (with an average dollar-weighted maturity of 60 days or less) and repurchase agreements backed at least 80% by such obligations. U.S. Treasury securities are guaranteed as to principal and interest, and supported by the full faith and credit of the U.S. government.

  The portfolio managers focus primarily on the interest rate environment in determining which securities to purchase for the portfolio. Generally, in a rising rate environment, the Fund will invest in securities of shorter maturities. If interest rates are high, the Fund will generally invest in securities with longer maturities; however, the Fund will not acquire any security with a remaining maturity of greater than 397 days.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
    Credit Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance is not an indication of future results.

  The table below shows the percentage gain or loss for the Institutional shares of the Fund in each calendar year since the Institutional shares' inception on 11/27/1996. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses.

  Year-by-Year Total Return for Institutional Service Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
					5.23	5.11	4.66	5.90	3.58

Best Quarter:	4th Quarter 2000	+ 1.53%
Worst Quarter:	4th Quarter 2001	+ 0.49%
Year-to-date total return through 3/31/2002 is +0.39%.

  The next table lists the Fund’s average annual total return for Institutional Service shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund.

  Average Annual Total Return
  (for the period ended 12/31/2001)
	Inception Date of Class	1 year	5 year	10 year	Performance Since 11/27/1996
Institutional Service	11/27/1996	3.58%	4.89%	N/A	4.90%

  To obtain current yield information call 1.800.343.2898. Clients with more than $1 million in assets should call 1.800.847.5397.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 2/28/2002.

  You pay no shareholder transaction fees.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses
Institutional Service	0.11%	0.25%	0.12%	0.48%

  The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

  Example of Fund Expenses
After:
1 year	$ 49
3 years	$ 154
5 years	$ 269
10 years	$ 604

  Institutional U.S. Government Money Market Fund

  FUND FACTS:

  Goals:

  High Current Income
  Preservation of Capital
  Liquidity

  Principal Investment:

  Short-term U.S. Government Securities

  Class of Shares Offered in this Prospectus:

  Institutional Service

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  NASDAQ Symbol:

  EGSXX

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks to achieve as high a level of current income as is consistent with preserving capital and maintaining liquidity.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund will normally invest at least 80% of its assets in high quality, short-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements backed by such securities.

  The portfolio managers focus primarily on the interest rate environment in determining which securities to purchase for the portfolio. Generally, in a rising rate environment, the Fund will invest in securities of shorter maturities. If interest rates are high, the Fund will generally invest in securities with longer maturities; however, the Fund will not acquire any security with a remaining maturity of greater than 397 days.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
    Credit Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance is not an indication of future results.

  The table below shows the percentage gain or loss for the Institutional Service shares of the Fund in each calendar year since the Institutional Service shares' inception on 10/1/1999. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses.

  Year-by-Year Total Return for Institutional Service Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
								6.03	3.64

Best Quarter:	4th Quarter 2000	+ 1.56%
Worst Quarter:	4th Quarter 2001	+ 0.50%
Year-to-date total return through 3/31/2002 is +0.37%.

  The next table lists the Fund’s average annual total return for Institutional Service shares over the past year and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund.

  Average Annual Total Return
  (for the period ended 12/31/2001)
	Inception Date of Class	1 year	5 year	10 year	Performance Since 10/1/1999
Institutional Service	10/1/1999	3.64%	N/A	N/A	4.85%

  To obtain current yield information call 1.800.343.2898. Clients with more than $1 million in assets should call 1.800.847.5397.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 2/28/2002.

  You pay no shareholder transaction fees.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses [1]
Institutional Service	0.12%	0.25%	0.12%	0.49%

  1. From time to time, the Fund’s investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these waivers or reimbursements at any time. The Annual Fund Operating Expenses do not reflect fee waivers and expense reimbursements. Including current fee waivers and expense reimbursements, Total Fund Operating Expenses were 0.45%.

  The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

  Example of Fund Expenses
After:
1 year	$ 50
3 years	$ 157
5 years	$ 274
10 years	$ 616

  THE FUNDS' INVESTMENT ADVISOR

  An investment advisor manages a Fund's investments and supervises its daily business affairs. The investment advisor for the Evergreen funds is a subsidiary of Wachovia Corporation (Wachovia), formerly First Union Corporation, the fourth largest bank holding company in the United States, with over $317.9 billion in consolidated assets as of 5/31/2002. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

  Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Funds. EIMC has been managing mutual funds and private accounts since 1932 and manages over $110.5 billion in assets for 129 of the Evergreen and Wachovia Funds as of 5/31/2002. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  For the fiscal year ended 2/28/2002, the aggregate advisory fee paid to the investment advisor by each Fund was as follows:

Fund	% of the Fund's average daily net assets [1]
Cash Management Money Market Fund	0.01%
Institutional 100% Treasury Money Market Fund	0.04%
Institutional Money Market Fund	0.11%
Institutional Municipal Money Market Fund	0.11%
Institutional Treasury Money Market Fund	0.11%
Institutional U.S. Government Money Market Fund	0.08%

  1. Effective May 11, 2001, the investment advisory contract for each Fund was transferred to EIMC. There were no changes in advisory fee rates.

  CALCULATING THE SHARE PRICE

  The value of one share of a Fund, also known as the net asset value, or NAV, is calculated at 4 p.m. Eastern time, for Institutional 100% Treasury Money Market Fund and Institutional Municipal Money Market Fund, on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. For Cash Management Money Market Fund, Institutional Money Market Fund, Institutional Treasury Money Market Fund and Institutional U.S. Government Money Market Fund, the NAV is calculated at 5 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. A Fund calculates the share price for each share by adding up its total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. The NAV of each class of shares is calculated separately. Each security held by a Fund is valued on an amortized cost basis according to Rule 2a-7 under the Investment Company Act of 1940. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter a constant straightline amortization of any discount or premium is assumed each day regardless of the impact of fluctuating interest rates on the market value of the security.

  The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own.

  Shareholders whose purchase of shares of a Fund is accepted at or before 12 Noon Eastern time for Institutional 100% Treasury Money Market Fund and Institutional Municipal Money Market Fund; and at or before 5 p.m. Eastern time for Cash Management Money Market Fund, Institutional Money Market Fund, Institutional Treasury Money Market Fund and Institutional U.S. Government Money Market Fund, on any day the market is open, except in those cases where the market closes earlier, will receive the dividend declared by the Fund for that day. Shareholders whose purchase of shares is accepted after the times noted above will begin earning dividends on the next business day after the Fund accepts their order.

  HOW TO CHOOSE AN EVERGREEN FUND

  When choosing an Evergreen fund, you should:

    Most importantly, read the prospectus to see if the Fund is suitable for you.
    Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading the Fund's prospectus. He or she can also assist you through all phases of opening your account.
    Request any additional information you want about the Fund, such as the Statement of Additional Information (SAI), Annual Report or Semi-annual Report by calling 1.800.343.2898. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at EvergreenInvestments.com.
  After choosing a Fund, you select a share class. The Funds offer up to seven different share classes. Institutional Service shares are offered in this prospectus.

  Institutional Service shares are sold without a front-end or deferred sales charge. The minimum initial investment is $1 million, which may be waived in certain situations. There is no minimum amount required for subsequent purchases.

  Institutional investors may buy shares through broker-dealers, banks and certain other financial intermediaries, or directly through the Fund’s distributor, Evergreen Distributor, Inc. (EDI).

  HOW TO BUY SHARES
  (Institutional 100% Treasury Money Market Fund and Institutional Municipal Money Market Fund)

  The Funds are intended for investment primarily by institutional customers of banks, certain broker-dealers and other financial institutions. It is expected that the Funds may be particularly suitable for corporate cash managers, municipalities, or other public entities.

  Purchase orders will be accepted for execution at the next NAV calculation time after the order is placed, provided that the order is properly submitted and received by Evergreen funds. The NAV calculation time for the Institutional 100% Treasury Money Market Fund and Institutional Municipal Money Market Fund is 4:00 p.m. Eastern time.

  Purchase orders received after such time will be processed at the next day's NAV. A purchase order is considered properly submitted when the transfer agent has received proper notice of the order and federal funds have been received by Evergreen funds at the applicable fund's designated wire bank. All purchases must be made by Federal Funds Wire. Checks and Automated Clearing House System (ACH) payments will not be accepted.

  Short-term or excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders, including exchanges, particularly from market timers or investors who, in the Funds' opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Funds. For these purposes, Evergreen funds may consider an investor's trading history in the Funds, and accounts under common ownership or control.

Method	Opening an Account	Adding to an Account
By Phone or Wire
    Call 1.800.343.2898 (or 1.800.847.5397 for clients with more than $1 million in assets) to set up an account number and get wiring instructions.
    Instruct your bank to wire or transfer your purchase (they may charge a wiring fee).
    Complete the account application and mail to:

    Postal Service Address:

    Evergreen Funds
    P.O. Box 8400
    Boston, MA 02266-8400

    Overnight Address:

    Evergreen Funds
    66 Brooks Drive, Suite 8400
    Braintree, MA 02184-3800

    Trades accepted after 12:00 Noon Eastern time for Institutional 100% Treasury Money Market Fund and Institutional Municipal Money Market Fund on market trading days will receive dividends starting on the next market trading day. [1]

    Call the Evergreen Express Line at 1.800.346.3858 24 hours a day or to speak to an Evergreen professional call 1.800.343.2898 (or 1.800.847.5397 for clients with more than $1 million in assets) between 8 a.m. and 6 p.m. Eastern time, on any business day.
    If your bank account is set up on file, you can request either:
      Federal Funds Wire (offers immediate access to funds) or
      Electronic transfer through the Automated Clearing House which avoids wiring fees.

By Exchange
    You can make an additional investment by exchange from an existing Evergreen funds account by contacting your investment professional, calling the Evergreen Express Line at 1.800.346.3858 or by visiting our website at EvergreenInvestments.com. [2]
    You can only exchange shares from your account within the same class and under the same registration.
    There is no sales charge or redemption fee when exchanging funds within the Evergreen funds family.
    Orders placed before 4 p.m. Eastern time on market trading days will be processed at that day's closing share price. Orders placed after 4 p.m. Eastern time will be processed at the next market trading day's closing price. [1]
    Exchanges are limited to three per calendar quarter, but in no event more than five per calendar year.
    Exchanges between accounts which do not have identical ownership must be made in writing with a signature guarantee. (See "Exceptions: Redemption Requests That Require A Signature Guarantee" on the next page.)

  1. The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EDI. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

  2. Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange or purchase if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

  HOW TO BUY SHARES
  (Cash Management Money Market Fund, Institutional Money Market Fund, Institutional Treasury Money Market Fund and Institutional U.S. Government Money Market Fund)

  The Funds are intended for investment primarily by institutional customers of banks, certain broker-dealers and other financial institutions. It is expected that the Funds may be particularly suitable for corporate cash managers, municipalities, or other public entities.

  Purchase orders will be accepted for execution at the next NAV calculation time after the order is placed, provided that the order is properly submitted and received by Evergreen funds. The NAV calculation time for the Funds is 5:00 p.m. Eastern time.

  Purchase orders received after such time will be processed at the next day’s NAV. A purchase order is considered properly submitted when the transfer agent has received proper notice of the order and federal funds have been received by Evergreen funds at the applicable fund’s designated wire bank. All purchases must be made by Federal Funds Wire. Checks and Automated Clearing House System (ACH) payments will not be accepted.

  Short-term or excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders, including exchanges, particularly from market timers or investors who, in the Funds' opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Funds. For these purposes, Evergreen funds may consider an investor’s trading history in the Funds, and accounts under common ownership or control.

Method	Opening an Account	Adding to an Account
By Phone or Wire	Call 1.800.847.5397 to set up an account and get wiring instructions.	Call your investment professional or call Evergreen funds directly at 1.800.847.5397. [1]
By Exchange
    Complete an account application and mail to:

    Postal Service Address:

    Evergreen Funds
    P.O. Box 8400
    Boston, MA 02266-8400

    Overnight Address:

    Evergreen Funds
    66 Brooks Drive, Suite 8400
    Braintree, MA 02184-3800

    You can make an additional investment by exchange from your account in one or more of the Funds by contacting your investment professional. [2]
    You can only exchange shares within the same class of the Funds.
    There is no sales charge or redemption fee when exchanging funds within any of the Funds.
    Exchanges between accounts which do not have identical ownership must be made in writing with a signature guarantee. (See "Exceptions: Redemption Requests That Require A Signature Guarantee" on the next page.)

  1. Orders should be placed as early in the day as possible and advance notice of large purchase provided to Evergreen funds at 1.800.847.5397.

  2. Once you have authorized either the telephone exchange or redemption service, anyone with the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange or purchase if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

  HOW TO REDEEM SHARES
  (Institutional 100% Treasury Money Market Fund and Institutional Municipal Money Market Fund)

  Redemption orders will be processed at the next NAV calculation time after the order is placed, provided that the order is properly submitted and received by Evergreen funds. The NAV calculation time for Institutional 100% Treasury Money Market Fund and Institutional Municipal Money Market Fund is 4:00 p.m. Eastern time.

  Redemption orders received after such time will be processed at the next day's NAV. Payment for redeemed shares is normally made by Federal Funds Wire to the commercial bank designated on your account application.

  Short-term or excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders, including exchanges, particularly from market timers or investors who, in the Funds' opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Funds. For these purposes, Evergreen funds may consider an investor's trading history in the Funds, and accounts under common ownership or control.

  You should place redemption requests as early in the day as possible and provide advance notice of large redemptions to Evergreen funds at 1.800.847.5397.

  We offer you several convenient ways to redeem your shares in any of the Evergreen funds:

Methods	Requirements
Call Us
    Call 1.800.343.2898 (or 1.800.847.5397 for clients with more than $1 million in assets) between 8 a.m. and 6 p.m. Eastern time, on any business day, to speak with an Evergreen funds service representative.
    This service must be authorized ahead of time, and is only available for regular accounts. [1]
    All authorized requests made before 4 p.m. Eastern time on market trading days will be processed at that day's closing price. Requests made after 4 p.m. Eastern time will be processed the next market trading day. [2]
    We can either:
      wire the proceeds into your bank account (service charges may apply)
      electronically transmit the proceeds into your bank account via the Automated Clearing House service mail you a check.
    All telephone calls are recorded and may be monitored for your protection. We are not responsible for acting on telephone orders we believe are genuine.
    See "Exceptions: Redemption Requests That Require a Signature Guarantee" below for requests that must be made in writing with your signature guaranteed.

Write Us
    You can mail a redemption request to:

    Postal Service Address:

    Evergreen Funds
    P.O. Box 8400
    Boston, MA 02266-8400

    Overnight Address:

    Evergreen Funds
    66 Brooks Drive, Suite 8400
    Braintree, MA 02184-3800

    Your letter of instructions must:
      list the Fund name and the account number
      indicate the number of shares or dollar value you wish to redeem be signed by the registered owner(s).
    See "Exceptions: Redemption Requests That Require a Signature Guarantee" below for requests that must be signature guaranteed.

Redeem Your Shares in Person	You may also redeem your shares by contacting your investment professional or an Evergreen funds service representative. A fee may be charged for this service.

  1. Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange or purchase if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

  2. The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EDI. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

  Timing of Proceeds

  Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to seven business days to redeem any investments made by check and ten business days for investments made by Automated Clearing House transfer. We also reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if your redemption brings the account balance below the initial minimum amount.

  Exceptions: Redemption Requests That Require A Signature Guarantee

  To protect you and the Evergreen funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee. The following circumstances require signature guarantees:

    You want the proceeds transmitted into a bank account not listed on the account.
    You want the proceeds payable to anyone other than the registered owner(s) of the account.
    Either your address or the address of your bank account has been changed within 30 days.

  Who Can Provide A Signature Guarantee:

    Commercial Bank
    Trust Company
    Savings Association
    Credit Union
    Member of a U.S. stock exchange

  HOW TO REDEEM SHARES
  (Cash Management Money Market Fund, Institutional Money Market Fund, Institutional Treasury Money Market Fund and Institutional U.S. Government Money Market Fund)

  Redemption orders will be processed at the next NAV calculation time after the order is placed, provided that the order is properly submitted and received by Evergreen funds. The NAV calculation time for the Funds is 5:00 p.m. Eastern time.

  Redemption orders received after such times will be processed at the next day’s NAV. Payment for redeemed shares is normally made by Federal Funds Wire to the commercial bank designated on your account application.

  Short-term or excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders, including exchanges, particularly from market timers or investors who, in the Funds' opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Funds. For these purposes, Evergreen funds may consider an investor’s trading history in the Funds, and accounts under common ownership or control.

  You should place redemption requests as early in the day as possible and provide advance notice of large redemptions to Evergreen funds at 1.800.847.5397.

Methods	Requirements
Call Us [1]
    Call your investment professional or call Evergreen funds directly at 1.800.847.5397 between 8 a.m. and 6 p.m. Eastern time, on any business day. [2]
    All telephone calls are recorded and may be monitored for your protection. We are not responsible for acting on telephone orders we believe are genuine.
    See "Exceptions: Redemption Requests That Require a Signature Guarantee" below for requests that must be made in writing with your signature guaranteed.

Write Us
    You can mail a redemption request to:

    Postal Service Address:

    Evergreen Funds
    P.O. Box 8400
    Boston, MA 02266-8400

    Overnight Address:

    Evergreen Funds
    66 Brooks Drive, Suite 8400
    Braintree, MA 02184-3800

    Your letter of instructions must:
      list the Fund name and the account number
      indicate the number of shares or dollar value you wish to redeem be signed by the registered owner(s).
    See "Exceptions: Redemption Requests That Require a Signature Guarantee" below for requests that must be signature guaranteed.

Redeem Your Shares in Person	You may also redeem your shares by contacting your investment professional. A fee may be charged for this service.

  1. Once you have authorized either the telephone exchange or redemption service, anyone with the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange or purchase if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

  2. The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EDI. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

  Timing of Proceeds

  Normally, we will send your redemption proceeds for orders received prior to the NAV calculation time via Federal Funds Wire on the same day. We also reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if your redemption brings the account balance below the initial minimum amount.

  Exceptions: Redemption Requests That Require A Signature Guarantee

  To protect you and the Evergreen funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee. The following circumstances require signature guarantees:

    You want the proceeds transmitted into a bank account not listed on the account.
    You want the proceeds payable to anyone other than the registered owner(s) of the account.
    Either your address or the address of your bank account has been changed within 30 days.

  Who Can Provide A Signature Guarantee

    Commercial Bank
    Trust Company
    Savings Association
    Credit Union
    Member of a U.S. stock exchange

  OTHER SERVICES

  Evergreen Express Line
  1.800.346.3858

  Use our automated, 24-hour service to check the value of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund’s price, yield or total return; order a statement or duplicate tax form; or hear market commentary from Evergreen Funds portfolio managers.

  Automatic Reinvestment of Distributions

  For the convenience of investors, all dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement.

  THE TAX CONSEQUENCES OF INVESTING
  IN THE FUNDS

  You may be taxed in two ways:

    On Fund distributions (dividends and capital gains).
    On any profit you make when you sell any or all of your shares.

  Fund Distributions

  A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. Institutional Municipal Money Market Fund expects that substantially all of its regular dividends will be exempt from federal income tax other than the alternative minimum tax. Otherwise, the Funds will distribute two types of taxable income to you:

    Dividends. To the extent that regular dividends are derived from investment income that is not tax-exempt, or from short-term capital gains, you will have to include them in your federal taxable income. Each Fund pays a monthly dividend from the dividends, interest and other income on the securities in which it invests. Dividends are paid on shares for which proper payment has been received. Dividends payable up to the date of redemption on redeemed shares will normally be paid by wire transfer on the next dividend payment date. However, if all of the shares of your account are redeemed, you will receive dividends payable up to the date of redemption with the proceeds of the redemption.
    Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Funds generally distribute capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by the Fund for a year or less and are considered ordinary income just like dividends. Profits on securities held longer than 12 months are considered long-term capital gains and are taxed at a special tax rate (20% for most taxpayers). It is not anticipated that any significant capital gains will be realized by the Funds.

  Dividend and Capital Gain Reinvestment

  Unless you choose otherwise on the account application, all dividends will be reinvested. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks. We will send you a statement each January with the federal tax status of dividends and distributions paid by the Fund during the previous calendar year.

  Profits You Realize When You Redeem Shares

  When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. Investments in money market funds typically do not generate capital gains. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

  Tax Reporting

  Evergreen Service Company, LLC provides you and the IRS with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale are reported on Form 1099B. You must report these on your tax return. You could pay a penalty if you neglect to report them.

  Evergreen Service Company, LLC will send you a tax information guide each year during tax season, which may include a cost basis statement detailing the gain or loss on taxable transactions you had during the year. Please consult your own tax advisor for further information regarding the federal, state and local tax consequences of an investment in the Funds.

  FEES AND EXPENSES OF THE FUNDS

  Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

  Management Fee

  The management fee pays for the normal expenses of managing the Fund, including portfolio manager salaries, research costs, corporate overhead expenses and related expenses.

  12b-1 Fees

  The Trustees of the Evergreen Funds have approved a policy to assess annual 12b-1 fees of up to 0.75% of the Institutional Service shares' average daily net assets. However, currently the 12b-1 fees are limited to 0.25% of the Institutional Service shares' average daily net assets. These fees will increase the cost of your investment. The purpose of the 12b-1 fees is to promote the sale of more shares of the Fund to the public. The Fund may use a portion of the 12b-1 fees for advertising and marketing and as a "service fee" to broker-dealers, banks and other financial institutions for additional shareholder services and/or the maintenance of accounts.

  Other Expenses

  Other expenses include miscellaneous fees from affiliated and outside service providers. These may include legal, audit, custodial and safekeeping fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences for which the shareholder pays no transaction fees.

  Total Fund Operating Expenses

  The total cost of running the Fund is called the expense ratio. As a shareholder, you are not charged these fees directly; instead they are taken out before the Fund’s NAV is calculated, and are expressed as a percentage of the Fund’s average daily net assets. The effect of these fees is reflected in the performance results for that share class. Because these fees are “invisible,” investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. There are three things to remember about expense ratios: (i) your total return in the Fund is reduced in direct proportion to the fees; (ii) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.00%; and (iii) the Fund’s investment advisor may waive a portion of the Fund’s expenses for a period of time, reducing its expense ratio.

  FINANCIAL HIGHLIGHTS

  This section looks in detail at the results for one share in the Institutional Service shares of the Funds--how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The following tables have been derived from financial information audited by KPMG LLP for each fiscal year or period ended February 28, 2001 and February 29, 2000. For the fiscal year or periods ended prior to February 29, 2000, the tables for the Funds were derived from financial information audited by other accountants. For a more complete picture of the Funds’ financial statements, please see the Funds’ Annual Report as well as the SAI.

  Cash Management Money Market Fund

Year Ended
February 28, 2002
INSTITUTIONAL SERVICE SHARES
Net asset value, beginning of period	$ 1.00
Income from investment operations
Net investment income	0.031

Distributions to shareholders from
Net investment income	- 0.031

Net asset value, end of period	$ 1.00
Total return	3.13%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 174,446
Ratios to average net assets
Expenses‡	0.43%
Net investment income	2.71%
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  Institutional 100% Treasury Money Market Fund

Year Ended February 28,
	2002	2001	2000 (a)	1999	1998 (b)
INSTITUTIONAL SERVICE SHARES
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations
Net investment income	0.030	0.056	0.045	0.045	0.009

Distributions to shareholders from
Net investment income	- 0.030	- 0.056	- 0.045	- 0.045	- 0.009

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return	3.02%	5.71%	4.59%	4.62%	0.93%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 219,117	$ 284,237	$ 178,432	$ 98,426	$ 5,497
Ratios to average net assets
Expenses‡	0.38%	0.37%	0.36%	0.40%	0.42%†
Net investment income	3.01%	5.60%	4.57%	4.41%	4.74%†
(a) Year ended February 29.
(b) For the period from December 23, 1997 (commencement of class operations) to February 28, 1998.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.

  Institutional Money Market Fund

Year Ended February 28,
	2002	2001	2000 (a)	1999	1998
INSTITUTIONAL SERVICE SHARES
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations
Net investment income	0.033	0.061	0.050	0.051	0.053

Distributions to shareholders from
Net investment income	- 0.033	- 0.061	- 0.050	- 0.051	- 0.053

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return	3.32%	6.23%	5.13%	5.27%	5.45%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 3,896,538	$ 3,258,376	$ 2,699,653	$ 2,242,693	$ 1,215,348
Ratios to average net assets
Expenses‡	0.47%	0.45%	0.47%	0.46%	0.45%
Net investment income	3.21%	6.05%	5.00%	5.12%	5.33%
(a) Year ended February 29.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  Institutional Municipal Money Market Fund

Year Ended February 28,
	2002	2001	2000 (a)	1999	1998
INSTITUTIONAL SERVICE SHARES
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations
Net investment income	0.023	0.040	0.032	0.032	0.034

Distributions to shareholders from
Net investment income	- 0.023	- 0.040	- 0.032	- 0.032	- 0.034

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return	2.29%	4.05%	3.26%	3.27%	3.41%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 590,476	$ 452,310	$ 129,041	$ 144,002	$ 61,778
Ratios to average net assets
Expenses‡	0.49%	0.46%	0.48%	0.42%	0.35%
Net investment income	2.22%	3.92%	3.18%	3.17%	3.34%
(a) Year ended February 29.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  Institutional Treasury Money Market Fund

Year Ended February 28,
	2002	2001	2000 (a)	1999	1998
INSTITUTIONAL SERVICE SHARES
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations
Net investment income	0.029	0.058	0.047	0.049	0.052

Distributions to shareholders from
Net investment income	- 0.029	- 0.058	- 0.047	- 0.049	- 0.052

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return	2.95%	5.93%	4.79%	4.97%	5.25%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 1,885,874	$ 1,550,308	$ 1,506,949	$ 1,471,842	$ 1,005,059
Ratios to average net assets
Expenses‡	0.48%	0.44%	0.43%	0.45%	0.43%
Net investment income	2.85%	5.77%	4.67%	4.81%	5.17%
(a) Year ended February 29.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  Institutional U.S. Government Money Market Fund

Year Ended February 28,
	2002	2001	2000 (a)
INSTITUTIONAL SERVICE SHARES
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Income from investment operations
Net investment income	0.030	0.059	0.021

Distributions to shareholders from
Net investment income	- 0.030	- 0.059	- 0.021

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total return	3.00%	6.04%	2.11%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 207,397	$ 127,569	$ 8
Ratios to average net assets
Expenses‡	0.45%	0.45%	0.48%†
Net investment income	2.94%	5.91%	4.59%†
(a) For the period from October 1, 1999 (commencement of class operations) to February 29, 2000.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.

  OTHER FUND PRACTICES

  Taxable securities in which Institutional Municipal Money Market Fund may invest on a short-term basis include obligations of the U.S. government, its agencies or instrumentalities, including repurchase agreements with banks or securities dealers involving such securities; time deposits maturing in not more than seven days; other debt securities rated within the two highest rating categories by any nationally recognized statistical ratings organization; commercial paper rated in the highest grade by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services; and certificates of deposit issued by U.S. branches of U.S. banks with assets of $1 billion or more.

  Please consult the SAI for more information regarding these and other investment practices used by the Funds, including risks.

  Evergreen Funds

  Institutional Money Market Funds
  Cash Management Money Market Fund
  Institutional 100% Treasury Money Market Fund
  Institutional Money Market Fund
  Institutional Municipal Money Market Fund
  Institutional Treasury Money Market Fund
  Institutional U.S. Government Money Market Fund
  Prime Cash Management Money Market Fund

  Money Market Funds
  California Municipal Money Market Fund
  Florida Municipal Money Market Fund
  Money Market Fund
  Municipal Money Market Fund
  New Jersey Municipal Money Market Fund
  New York Municipal Money Market Fund
  Pennsylvania Municipal Money Market Fund
  Treasury Money Market Fund
  U.S. Government Money Market Fund

  State Municipal Bond Funds
  Connecticut Municipal Bond Fund
  Florida High Income Municipal Bond Fund
  Florida Municipal Bond Fund
  Georgia Municipal Bond Fund
  Maryland Municipal Bond Fund
  New Jersey Municipal Bond Fund
  North Carolina Municipal Bond Fund
  Pennsylvania Municipal Bond Fund
  South Carolina Municipal Bond Fund
  Virginia Municipal Bond Fund

  National Municipal Bond Funds
  High Grade Municipal Bond Fund
  High Income Municipal Bond Fund
  Intermediate Term Municipal Bond Fund
  Municipal Bond Fund
  Short-Intermediate Municipal Bond Fund

  Short and Intermediate Term Bond Funds
  Adjustable Rate Fund
  Limited Duration Fund
  Short Intermediate Bond Fund

  Intermediate and Long Term Bond Funds
  Core Bond Fund
  Diversified Bond Fund
  Fixed Income Fund II
  High Yield Bond Fund
  Select High Yield Bond Fund
  Strategic Income Fund
  U.S. Government Fund

  Balanced Funds
  Balanced Fund
  Foundation Fund
  Select Balanced Fund
  Tax Strategic Foundation Fund

  Growth and Income Funds
  Blue Chip Fund
  Equity Income Fund
  Equity Index Fund
  Growth and Income Fund
  Small Cap Value Fund
  Strategic Value Fund
  Value Fund

  Domestic Growth Funds
  Aggressive Growth Fund
  Capital Growth Fund
  Core Equity Fund
  Emerging Growth Fund
  Evergreen Fund
  Growth Fund
  Large Company Growth Fund
  Masters Fund
  Omega Fund
  Premier 20 Fund
  Select Small Cap Growth Fund
  Select Strategic Growth Fund
  Special Equity Fund
  Special Values Fund
  Stock Selector Fund
  Tax Strategic Equity Fund

  Sector Funds
  Health Care Fund
  Technology Fund
  Utility and Telecommunications Fund

  Global and International Funds
  Emerging Markets Growth Fund
  Global Leaders Fund
  Global Opportunities Fund
  International Bond Fund
  International Growth Fund
  Precious Metals Fund

  Evergreen Express Line

  Call 1.800.346.3858

  24 hours a day to

    check your account
    order a statement
    get a Fund’s current price, yield and total return
    buy, redeem or exchange Fund shares

  Shareholder/Investor Services

  Call 1.800.343.2898 (or 1.800.847.5397 for clients with more than $1 million in assets)

  Monday-Friday, 8 a.m. to 6 p.m. Eastern time to

    buy, redeem or exchange Fund shares
    order applications
    get assistance with your account
    obtain a Fund's current yield information

  Information Line for Hearing and Speech Impaired (TTY/TDD)

  Call 1.800.343.2888

  Monday-Friday, 8 a.m. to 6 p.m. Eastern time

  Write us a letter
  Evergreen Funds
  P.O. Box 8400
  Boston, MA 02266-8400
    to buy, redeem or exchange Fund shares
    to change the registration on your account
    for general correspondence

  For express, registered or certified mail
  Evergreen Funds
  66 Brooks Drive, Suite 8400
  Braintree, MA 02184-3800

  Visit us on-line
  EvergreenInvestments.com

  Regular communications you will receive
  Account Statements — You will receive quarterly statements for each Fund you invest in. Please review and promptly notify Evergreen funds of any inaccuracies.

  Confirmation Notices — A confirmation of your transaction is sent within five days. Please review and promptly notify Evergreen funds of any inaccuracies.

  Annual and Semi-annual reports — You will receive a detailed financial report on each Fund you invest in twice a year.

  Tax Forms — Each January you will receive any Fund tax information you need to complete your tax returns as well as the Evergreen Tax Information Guide.

  For More Information About the Evergreen Institutional Money Market Funds, Ask for:

  The Funds’ most recent Annual or Semi-annual Report, which contains a complete financial accounting for each Fund and a complete list of the Funds' portfolio holdings as of a specific date, as well as commentary from each Fund’s portfolio managers. This report discusses the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal year or period.

  The Statement of Additional Information (SAI), which contains more detailed information about the policies and procedures of the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

  For questions, other information, or to request a copy, without charge, of any of the documents, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at EvergreenInvestments.com.

  Information about these Funds (including the SAI) is also available on the SEC's Internet website at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-6009, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.942.8090.

  Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
  90 Park Avenue, 10th Floor, New York, NY 10016.

  SEC File No.: 811-08405
  539893 RV8 (7/02)
  Evergreen Investments
  200 Berkeley Street
  Boston, MA 02116-5034